                                                                   EXHIBIT 10.48

                        TRADEMARK COLLATERAL ASSIGNMENT
                        -------------------------------

     THIS AGREEMENT is made on the 12th day of February, 1999, between COMPS.COM, Inc. a Delaware corporation, having a mailing address at 9888 Carroll Center Rd., San Diego, CA 92126-4580 ("Assignor"), and Venture Lending & Leasing II, Inc., ("Assignee"). Assignee's address is 2010 North First Street, Suite 310, San Jose, California 95131.

                                   RECITALS
                                   --------


     A. Assignor owns the Trademarks, Trademark registrations and Trademark applications listed on Schedule 1 hereto, and is a party to the Trademark
                       ----------
Licenses listed on Schedule 1 hereto:
                   ----------

     B. Assignor and Assignee are parties to a Loan and Security Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement");

     C. Pursuant to the terms of the Loan Agreement, Assignor has granted to Assignee a security interest in certain personal property assets of Assignor, including all right, title and interest of Assignor in, to and under all Assignor's Trademarks (as defined in the Loan Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Loan Agreement), whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement or dilution thereof or injury to the associated goodwill, to secure the payment of all amounts owing under the Loan Agreement.

     D. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Assignee as follows:

         1. To secure the complete and timely satisfaction of all Obligations (as defined in the Loan Agreement), Assignor hereby grants, assigns and conveys to Assignee a continuing security interest in and lien on all of Assignor's right, title and interest in and to the Trademarks, Trademark applications and Trademark Licenses listed on Schedule 1 hereto (as the same may be amended
                             ----------
pursuant hereto from time to time), including, without limitation, all renewals thereof, all proceeds of infringement suits, the right to sue for past, present and future infringements and all rights corresponding thereto throughout the world (all of the foregoing are collectively called the "Trademarks"), and the goodwill of the business to which each of the Trademarks relates.

         2.  Assignor covenants and warrants that:

                a) The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

                b) To the best of Assignor's knowledge, each of the Trademarks is valid and enforceable;

                c) No claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

                d) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons, except (i) Permitted Liens; and (ii) any license disclosed in Schedule 1;
                     ----------

                e) Assignor has the unqualified right to enter into this Agreement and perform its terms;

                f) Assignor has used, and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks; and

                g) Assignor has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

         3. Assignor hereby grants to Assignee and its employees and Assignee the right to visit Assignor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours. Assignor shall do any and all acts required by Assignee to ensure Assignor's compliance with paragraph 2(g).

         4. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without Assignee's prior written consent; provided, that so long as
                                                     --------
no Default or Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, Assignor may grant licenses to third parties to use the Trademarks in the ordinary course of business of both Assignor and such third party on arm's length and customary business terms.

         5. If, before the Obligations shall have been satisfied in full, Assignor shall obtain rights to any new Trademarks, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give Assignee prompt written notice thereof.

         6. Assignor authorizes Assignee unilaterally to modify this Agreement by amending Schedule 1 to include any future Trademarks and Trademark
            ----------
applications covered by paragraphs 1 and 5 hereof.

         7. If any Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, Assignee shall have, in addition to all other rights and remedies given it by this Agreement or any other Loan Document (as defined in the Loan Agreement), those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks may be located and, without limiting the generality of the foregoing, the Assignee may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, all or from time to time any of the Trademarks, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to Assignor. Notice of any sale or other disposition of the Trademarks shall be given to Assignor at least ten (10) days before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition Assignee or its assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

         8. At such time as Assignor shall completely satisfy all of the Obligations, this Agreement shall terminate and Assignee shall execute and deliver to Assignor all assignments, reconveyances or other instruments as may be necessary or proper to re-vest in Assignor full title to the Trademarks, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

         9. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Assignee in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by Assignor on demand by Assignee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest applicable Default Rate (as defined in the Loan Agreement).

         10. Assignor shall have the duty, through counsel reasonably acceptable to Assignee, to prosecute diligently any Trademark applications pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Assignor. The Assignor shall not abandon any Trademark without the consent of Assignee, which consent shall not be unreasonably withheld.

         11. Assignor shall have the right, with the prior written consent of Assignee, which will not be unreasonably withheld, to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Trademarks, in which event Assignee may, if necessary, be joined as a nominal party to such suit if Assignee shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all damages, costs and expenses, including reasonable attorneys' fees incurred by Assignee, in accordance with the Loan Agreement.

         12. Assignor hereby authorizes and empowers Assignee to make, constitute and appoint any officer or Assignee of Assignee as Assignee may select, in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power, after and during the continuance of an Event of Default, to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to any third person as a part of Assignee's realization on such collateral upon acceleration of the Obligations following an Event of Default. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable for the life of this Agreement.

         13. If Assignor fails to comply with any of its obligations hereunder, Assignee may do so in Assignor's name or in Assignee's name, but at Assignor's expense, and Assignor hereby agrees to reimburse Assignee in full for all expenses, including reasonable attorneys' fees, incurred by Assignee in protecting, defending and maintaining the Trademarks.

         14. No course of dealing between Assignor and Assignee, nor any failure to exercise, nor any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         15. All of Assignee's rights and remedies with respect to the Trademarks, whether established hereby or by the Security Agreement, the Loan Agreement or any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

         16. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         17. This Agreement is subject to modification only by a writing signed by both parties, except as provided in paragraph 6.

         18. This Agreement shall be binding upon Assignor and Assignee and their respective permitted successors and assigns, and shall inure to the benefit of Assignor, Assignee and the respective permitted successors and assigns, of Assignee and Assignor.

         19. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of California.

         WITNESS the execution hereof under seal as of the day and year first above written.

                                              COMPS.COM, INC.


                                              By:    /s/ C CRANE
                                                 ---------------------------
                                              Name:  C A Crane
                                                   -------------------------
                                              Title:  President and CEO
                                                    ------------------------

                                              VENTURE LENDING & LEASING II, INC.


                                              By:    /s/ SALVADOR GUTIERREZ
                                                 ---------------------------
                                              Name:  Salvador Gutierrez
                                                   -------------------------
                                              Title:  President
                                                    ------------------------

                                 SCHEDULE 1 TO

                        TRADEMARK COLLATERAL ASSIGNMENT



A.  TRADEMARK AND TRADEMARK APPLICATIONS:

  Application           Issue or      Expiration
or Trademark No.      Filing Date        Date        Title
----------------      -----------     ----------     -----





B.      TRADEMARK LICENSES:

Corresponding         Date License               Termination
Trademark No.           Granted       Licensee       Date
-------------         ------------    --------       ----